UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 30, 2005
Date of Report (Date of earliest event reported):
Affiliated Computer Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2828 North Haskell Avenue
Dallas, Texas 75204
(Address of principal executive offices, including zip code)
(214) 841-6111
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 8.01 Other Events
SIGNATURES

Item 8.01 Other Events
On September 30, 2005, Affiliated Computer Services, Inc. (the “Company”) published its proxy statement for its 2005 Annual Meeting of Stockholders to be held on October 27, 2005. In the Company’s response to Proposal 4 in such proxy statement, the Company stated that it had formed a special committee of the Board of Directors comprised of the Company’s four independent directors and that the special committee had retained the investment banking firm of Lazard Fréres & Co. LLC and the law firm Dewey Ballantine LLP to advise the special committee regarding a potential transaction which would involve an exchange by Mr. Darwin Deason, the Company’s founder and Chairman, of his Class B common stock for a new preferred stock of the company which would have no disproportionate voting rights. The Company has consulted with the investment banking firm of Bear Stearns & Co., Inc. in connection with these discussions. There can be no assurance that any such transaction will take place or, if so, the timing thereof.
All statements in this Current Report on Form 8-K that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). While management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of our control, that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth under the caption “Risks Related to Our Business” in our most recently filed Annual Report on Form 10-K. In addition, we operate in a highly competitive and rapidly changing environment, and new risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise any forward-looking statement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.

Date: October 3, 2005
	By:		/s/ WARREN D. EDWARDS

		Name:	Warren D. Edwards
		Title:	Executive Vice President and
Chief Financial Officer

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